================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                         ------------------------------

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                SEPTEMBER 8, 2003






                               PALWEB CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






             OKLAHOMA                     000-26331              75-2954680
  (STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)






        1607 WEST COMMERCE STREET, DALLAS, TEXAS                75208
        (Address of principal executive offices)              (Zip Code)






                                 (214) 698-8330
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

================================================================================

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS
                  ------------------------------------
         (a) On September 8, 2003, PalWeb Corporation completed the acquisition of all of the assets of Greystone Plastics, Inc., an Iowa corporation, through the purchase of such assets by a newly formed, wholly-owned subsidiary of PalWeb Corporation, Greystone Manufacturing, L.L.C., an Oklahoma limited liability company. Greystone Plastics, Inc. is a manufacturer of plastic pallets, which are used in the beverage industry. The purchase price for the assets was $12,500,000, of which $4,200,000 was paid in cash and $8,300,000 was paid by issuing the following notes: a $5,000,000 note payable to Greystone Plastics, Inc. at 7.5% interest, due October 1, 2008; a $2,500,000 note payable to Greystone Plastics, Inc. at 7.5% interest, due October 1, 2018; and an $800,000 note payable to Bill Hamilton, one of the owners of Greystone Plastics, Inc, at 6% interest, due October 26, 2007. The cash payment was financed through the issuance of the preferred stock discussed under Item 5. The notes issued to Greystone Plastics, Inc. are secured by the assets acquired from Greystone Plastics, Inc. The $800,000 note issued to Bill Hamilton is a wraparound note pursuant to which PalWeb Corporation has assumed the liabilities of Greystone Plastics, Inc. under that certain loan agreement between US Bancorp Equipment Finance, Inc. and Greystone Plastics, Inc. dated February 12, 2003 (which loan was guaranteed by Bill Hamilton) pursuant to which US Bancorp loaned Greystone Plastics, Inc. the money necessary to purchase an extruder, which was included in the assets acquired from Greystone Plastics, Inc. In connection with the acquisition, Greystone Manufacturing, L.L.C. hired Mr. Hamilton to oversee the operation of the assets acquired from Greystone Plastics, Inc. and assist PalWeb with other production matters. The consideration paid in these transactions was determined through arm's-length negotiations between the parties. The material terms and conditions of these transactions are set forth in the agreements included as exhibits to this Form 8-K.

         Also on September 8, 2003, PalWeb completed a sale and leaseback transaction whereby it sold its Dallas plant for $1,350,000 and certain production equipment located in its Dallas plant for $5,650,000 to a company owned by Paul Kruger, a major stockholder of PalWeb, in exchange for the cancellation of debt in the amount of $7,000,000 owed by PalWeb Corporation to Paul Kruger. The assets were sold at the assets' approximate net book value. The lease agreement for the plant is a three year triple net lease with a monthly rental of $17,720. The equipment lease is for 130 months with a monthly rental of $48,000 beginning six months after the first day of the lease. The material terms and conditions of these transactions are set forth in the agreements included as exhibits to this Form 8-K.

         (b) Greystone Plastics, Inc. was engaged in the business of manufacturing and selling plastic pallets to one large customer in the beverage industry. Through its wholly-owned subsidiary, Greystone Plastics, L.L.C., PalWeb Corporation intends to continue to use the assets acquired from Greystone Plastics, Inc. to supply Greystone Plastics, Inc.'s customer and to use such assets in combination with PalWeb's existing assets to expand sales to other participants in the beverage industry.

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE
                  -----------------------------------------
         Simultaneously with the acquisition described in Item 2 above and in order to partially finance such acquisition, PalWeb sold 50,000 shares of preferred stock designated "Series 2003 Cumulative Convertible Senior Preferred Stock" ("2003 Preferred Stock"), to Paul Kruger, a major stockholder of PalWeb, at $100 per share for a total purchase price of $5,000,000. The 2003 Preferred Stock has a dividend rate equal to the prime rate of interest plus 3.25% and may be converted into common stock at the conversion rate of $1.50 per share, or for an aggregate of 3,333,333 shares of common stock. In addition, the holder of the 2003 Preferred Stock has been granted certain voting rights so that such holder has the right to elect a majority of the Board of Directors of PalWeb. The material terms and conditions of this 2003 Preferred Stock are set forth in the Certificate of Designation relating to such 2003 Preferred Stock included as an exhibit to this Form 8-K. The offer and sale of the shares of the 2003 Preferred Stock was not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that act provided by Section 4(2) thereof and Regulation D promulgated by the Securities and Exchange Commission thereunder. Paul Kruger is a sophisticated accredited investor with the experience and expertise to evaluate the merits and risks of an investment in PalWeb Corporation stock and the financial means to bear the risks of such an investment. Paul Kruger was provided access to all of the material information regarding PalWeb Corporation that he would have received if the offer and sale of the securities had been registered.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------
         (a) and (b) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED AND PRO FORMA FINANCIAL INFORMATION. It is impracticable to provide the financial statements and pro forma financial information related to the acquisition of the assets from Greystone Plastics, Inc. at the time of this filing. The information required to be reported shall be filed by an amendment to this report on or before November 24, 2003.

         (c) EXHIBITS.

                4.1 Certificate of the Designation, Preferences, Rights and Limitations of PalWeb Corporation's Series 2003 Cumulative Convertible Senior Preferred Stock

                10.1 Asset Purchase Agreement between Greystone Plastics, Inc. and Greystone Manufacturing, L.L.C. dated September 3, 2003

                10.2 Senior Secured Promissory Note in the amount of $5,000,000 payable to Greystone Plastics, Inc.

                10.3 Real Estate Note in the amount of $2,500,000 payable to Greystone Plastics, Inc.

                10.4 Wraparound Promissory Note in the amount of $799,454.06 payable to Bill Hamilton

                10.5 Security Agreement between Greystone Plastics, Inc. and Greystone Manufacturing, L.L.C. dated September 3, 2003

                10.6 Employment Agreement between Greystone Manufacturing, L.L.C. and Bill Hamilton dated September 3, 2003

                10.7 Asset Purchase Agreement between Plastic Pallet Production, Inc. and 1607 Commerce Limited Partnership dated September 8, 2003

                10.8 Letter Agreement between Plastic Pallet Production, Inc. and 1607 Commerce Limited Partnership dated September 8, 2003 10.9 Sale Agreement between Plastic Pallet Production, Inc. and 1607 Commerce Limited Partnership dated September 8, 2003

                10.10 Equipment Lease between 1607 Commerce Limited Partnership and Plastic Pallet Production, Inc. dated September 8, 2003

                10.11 Lease Agreement between 1607 Commerce Limited Partnership and Plastic Pallet Production, Inc. dated September 8, 2003

                10.12 Security Agreement among PalWeb Corporation, Plastic Pallet Production, Inc., Greystone Manufacturing, L.L.C. and 1607 Commerce Limited Partnership dated September 8, 2003

                10.13 Guaranty of Obligations of Tenant Pursuant to Equipment Lease by PalWeb Corporation and Greystone Manufacturing, L.L.C. dated September 8, 2003

                10.14 Guaranty of Obligations of Tenant Pursuant to Lease by PalWeb Corporation and Greystone Manufacturing, L.L.C. dated September 8, 2003

                10.15 Stock Pledge Agreement between PalWeb Corporation and 1607 Commerce Limited Partnership dated September 8, 2003



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PALWEB CORPORATION


Date:  September 23, 2003            By: /s/ Warren F. Kruger
                                         --------------------------------------
                                         Warren F. Kruger
                                         President, Chief Financial Officer and
                                         Principal Executive Officer










                                       3